UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 18, 2024
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2024, as described below under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rocket Companies, Inc. (the “Company”), the applicable stockholders of the Company approved an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the elimination or limitation of monetary liability of the Company’s officers for breach of fiduciary duty to the fullest extent permitted under Section 102(b)(7) of the General Corporation Law of the State of Delaware (the "Officer Exculpation Amendment"). The Officer Exculpation Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Amendment") with the Delaware Secretary of State on June 18, 2024.

The above description of the Officer Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 18, 2024. At the Annual Meeting, the Company’s stockholders:

(1)    Elected the three Class I director nominees, each director to hold office until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service;

(2)    Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

(3)    Approved (on an advisory basis) the compensation of the Company’s named executive officers; and

(4)    Approved the Officer Exculpation Amendment to the Company’s Certificate of Incorporation to provide officer exculpation as permitted under Delaware law.

The Annual Meeting proposals and voting requirements are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024.

The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class I Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Bill Emerson	625,245,607	17,315,638	47,254,460

Jennifer Gilbert	606,690,692	35,870,553	47,254,460

Jonathan Mariner	632,296,128	10,265,117	47,254,460

Proposal 2: Ratification of appointment of independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes

686,843,174	2,602,458	370,073	N/A

Proposal 3: Approval (on an advisory basis) of named executive officer compensation.

For	Against	Abstain	Broker Non-Votes

638,574,392	3,646,018	340,835	47,254,460

Proposal 4: Officer Exculpation Amendment.

For	Against	Abstain	Broker Non-Votes

609,923,366	32,319,823	318,056	47,254,460

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Rocket Companies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	Executive Legal Counsel and Secretary